 Exhibit 99.1

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB Financial Group, Inc. Announces Authorization of Share Repurchase Program

of up to 200,000 Common Shares

DEFIANCE, Ohio, May 19, 2016 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, item and statement processing services, today announced that its board of directors authorized a new share repurchase program for up to four percent or approximately 200,000 common shares of the Company. The repurchased shares will be held as Treasury shares and will be available for general corporate purposes, including issuance under the Company’s employee stock incentive plans.

“Our continued improved performance provides us with increased financial flexibility and enables us to evaluate various avenues through which we can allocate capital efficiently and return value to our shareholders,” said Mark Klein, Chairman, President and CEO of SB Financial. “This share repurchase program gives us a unique opportunity to accomplish this goal, and we believe that the Company’s common shares represent an attractive investment. Further, the Board’s authorization of this program demonstrates its confidence in our strategic plan to grow the Company into a high-performing, $1 billion, independent financial services company.”

SB Financial will repurchase shares at times and at prices considered appropriate by management, although the exact timing of the repurchases and the number of common shares to be purchased will depend on market conditions and other factors. These purchases may be commenced or suspended at any time or periodically without prior notice and the exact number of shares to be repurchased by the Company is not guaranteed.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company with two operating subsidiaries: State Bank and DCM. State Bank provides a full range of financial services for consumers and small businesses, including wealth management, mortgage banking and commercial and agricultural lending, operating through a total of 19 banking centers; 18 in nine Ohio counties and one center in Fort Wayne, Indiana, and 22 full-service ATMs. The Company has four loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. DCM provides item processing services to community banks located primarily in the Midwest. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.  SB Financial’s preferred stock is listed on the NASDAQ Capital Market under the symbol “SBFGP”.

In May 2016, SB Financial was ranked #160 on the American Banker Magazine’s list of Top 200 Publicly Traded Community Banks and Thrifts based on three-year average return on equity (“ROE”).

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

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